Prudential Financial, Inc.	New Jersey
Castle Peak Investments (Cayman) Limited	Cayman
Castle Peak Insurer (Hong Kong) Limited	Hong Kong
Castle Peak Management (Hong Kong) Limited	Hong Kong
Commerce Street Investments, LLC	Delaware
Commercial Finance EFD 2002-1, LLC	Delaware
Mulberry Investors DA No. 1, Inc.	Delaware
Mulberry Investors GLTC No. 1, Inc.	Delaware
Mulberry Investors GLTC No. 2, Inc.	Delaware
Mulberry Investors ILLT No. 1, Inc.	Delaware
Mulberry Investors ILST No. 1, Inc.	Delaware
Mulberry Investors PA No. 1, Inc.	Delaware
Mulberry Investors PLAZIL No. 1, Inc.	Delaware
Mulberry Investors PLAZIL No. 2, Inc.	Delaware
PRUCO, LLC	New Jersey
Prudential Capital & Investment Services, LLC	Delaware
Broome Street Holdings, LLC	Delaware
Braeloch Successor Corporation	Delaware
Braeloch Holdings Inc.	Delaware
Graham Resources, Inc.	Delaware
Graham Energy, Ltd.	Louisiana
Graham Exploration, Ltd.	Louisiana
Graham Royalty, Ltd.	Louisiana
Lapine Holding Company	Delaware
Lapine Technology Corporation	California
Prudential Equity Group, LLC.	Delaware
Bache Equities Limited	UK
Prudential Securities Foundation	New York
Prudential Securities Credit Corp., LLC	Delaware
TGH Records, LLC	Delaware
Prudential Securities Municipal Derivatives, Inc.	Delaware
Prudential Securities Secured Financing Corporation	Delaware
Prudential Securities Structured Assets, Inc.	Delaware
Prudential-Bache Properties, Inc.	Delaware
Prudential-Bache Transfer Agent Services, Inc.	New York
Prudential P&C Holdings, LLC	Delaware
Prudential P&C Holdings NJ, LLC	Delaware
Prudential Property and Casualty General Agency, Inc.	Texas
Pramerica of Bermuda Life Assurance Company, Ltd.	Bermuda
Pruco Reinsurance Ltd.	Bermuda

Prudential Annuities Holding Company, Inc.	Delaware
Prudential Annuities, Inc.	Delaware
AST Investment Services Incorporated	Connecticut
Prudential Annuities Advisory Services, Inc.	Delaware
Prudential Annuities Distributors, Inc.	Delaware
Prudential Annuities Information Services and Technology Corporation	Delaware
Prudential Annuities Life Assurance Corporation	Connecticut
Prudential Arizona Reinsurance III Company	Arizona
Prudential Asset Management Holding Company LLC	New Jersey
PIFM Holdco, LLC	Delaware
Prudential Investment Management Services LLC	Delaware
Prudential Investments LLC	New York
Prudential Mutual Fund Services LLC	New York
PIM Global Financial Strategies, Inc.	New Jersey
PIM Investments, Inc.	Delaware
PIM Foreign Investments, Inc.	Delaware
PGA Asian Retail Limited	Bermuda
PIM UK Investments Limited	UK
Big Yellow Investment (Bermuda) Limited	Bermuda
PGA European Limited	Bermuda
PREI International, Inc.	Delaware
PRICOA China (Residential) Limited	Bermuda
PIM Warehouse, Inc.	Delaware
PIM Global Investments Limited	UK
PMCC Holding Company	New Jersey
Prudential Mortgage Capital Company, LLC	Delaware
Capital Agricultural Property Services, Inc.	Delaware
Prudential Agricultural Credit, Inc.	Tennessee
Prudential Asset Resources, Inc.	Delaware
Prudential Mortgage Capital Asset Holding Company, LLC	Delaware
Prudential Mortgage Capital Company I, LLC	Delaware
Prudential Mortgage Capital Company II, LLC	Delaware
Prudential Mortgage Capital Funding, LLC	Delaware
PMCF Holdings, LLC	Delaware
PMCF Properties LLC	Delaware
Prudential Mortgage Capital Holdings Corporation	Delaware
Prudential Affordable Mortgage Company	Delaware
Prudential Multifamily Mortgage, Inc.	Delaware
Prudential Huntoon Paige Associates, Ltd.	Delaware
The Robert C. Wilson Company	Texas

WMF CommQuote, Inc.	Delaware
Prudential Investment Management, Inc.	New Jersey
CRC Series B, LP	Delaware
Commerce Street Holdings LLC	Delaware
Columbus Drive Partners, L.P.	Delaware
GRA (Bermuda) GP Limited	Bermuda
Jennison Associates LLC	Delaware
Mulberry Street Holdings, LLC	Delaware
Prudential Capital Partners Management Fund II, L.P.	Delaware
Stetson Street Partners, L.P.	Delaware
PGR Advisors I, Inc.	Delaware
GRA (Bermuda) Limited	Bermuda
Prudential Real Estate Investors, S. de R.L. de C.V.	Mexico
Pramerica Real Estate Investors (Asia) Pte. Ltd.	Singapore
Prudential Real Estate Investors Investimentos Imobiliarios Ltda.	Brazil
PIC Holdings Limited	UK
Dryden Holdings Limited	UK
PRICOA Capital Group Limited	UK
PRICOA Capital Management Limited	UK
PRICOA General Partner II (Co-Investment) Limited	UK
PRICOA General Partner II Limited	UK
PRICOA Scottish General Partner II LP	UK
PRICOA General Partner Limited	UK
PRICOA Scottish General Partner LP	UK
PRICOA Management Partner Limited	UK
Pramerica (GP) Limited	UK
Pramerica (GP2) Limited	UK
Pramerica Financial Limited	UK
Pramerica Real Estate Investors Limited	UK
Pramerica Investment Management Limited	UK
PREI Acquisition I, Inc.	Delaware
PREI Acquisition II, Inc.	Delaware
Pramerica Real Estate Investors (Deutschland) GmBH	Germany
Pramerica Real Estate Investors Luxembourg S.A.	Luxembourg
TMW Real Estate Group, LLC	Delaware
ProVictor Propety Fund VII Management Inc.	Georgia
TMW Investments Inc.	Georgia
TMW Real Estate Management Inc.	Georgia
TMW Capital Corp	Georgia
Pramerica Fixed Income (Asia) Limited	Singapore

Pru Alpha Partners I, LLC	Delaware
Pru Fixed Income Emerging Markets Partners I LLC	Delaware
Prudential Capital Group, L.P.	Delaware
Prudential Home Building Investors, Inc.	New Jersey
Prudential Latin American Investments, Ltd.	Cayman Islands
Prudential Private Placement Investors L.P.	Delaware
Prudential Private Placement Investors, Inc.	New Jersey
Prudential Real Estate Investors (Japan) K.K.	Japan
Prudential Trust Company	Pennsylvania
PTC Services, Inc.	New Jersey
Quantitative Management Associates LLC	New Jersey
TMW Weltfonds Canada 1 (GP) Inc.	Canada
TRGOAG Company, Inc.	Delaware
Prudential Holdings, LLC	New Jersey
The Prudential Insurance Company of America	New Jersey
745 Property Investments	Massachusetts
ARL Holdings, Inc.	Delaware
Asian Infrastructure Mezzanine Capital Fund	Cayman Islands
Beagle Assets LLC	Delaware
COLICO, INC.	Delaware
Colico II, Inc.	Delaware
Cottage Street Investments LLC	Delaware
Datron Inc.	Delaware
Dryden Finance II, LLC	Delaware
Dryden Finance, Inc.	Delaware
Edison Place Senior Notes LLC	Delaware
Flor-Ag Corporation	Florida
Gateway CDE LLE	Delaware
Gateway Sub-CDE I, LLC	Delaware
Gateway Sub-CDE II, LLC	Delaware
Gateway Sub-CDE III, LLC	Delaware
Gibraltar Properties, Inc.	Delaware
Halsey Street Investments LLC	Delaware
PAMA Fund I Parallel Investment, LLC	Delaware
PGA Asian Holdings Ltd.	Bermuda
PIC Realty Corporation	Delaware
Luddite Associates, GP	Massachusetts
Perseverance Associates, LP	California
PPCP-I Holding Co., LLC	Delaware
PPCP-II Holding Co., LLC	Delaware

PRICOA Green Cape Company Pty Ltd.	Australia
PRICOA Red Rocks Company Pty Ltd.	Australia
PRICOA White Cliffs Holding Co Pty Ltd.	Australia
PRICOA White Cliffs Company Pty Ltd.	Australia
PRU 3XSquare, LLC	Delaware
Pru 101 Wood LLC	Delaware
PRUCO Life Insurance Company	Arizona
PRUCO Life Insurance Company of New Jersey	New Jersey
Pruco Securities, LLC	New Jersey
Prudential Arizona Reinsurance Captive Company	Arizona
Prudential Asset Holdings - Mexico, S. de R.L.de C.V.	Mexico
Prudential Assets LLC	Delaware
Prudential Financial Securities Investment Trust Enterprise	Taiwan
Prudential Funding, LLC	New Jersey
Prudential Global Funding, LLC	Delaware
Prudential Home Building Investment Advisors, L.P.	New Jersey
Prudential Industrial Properties, LLC	Delaware
Prudential Insurance Agency, LLC	New Jersey
Prudential Realty Securities II, Inc.	Delaware
Prudential Realty Securities, Inc.	Delaware
Prudential 900 Aviation Boulevard, LLC	Delaware
Prudential Retirement Holdings, LLC	Delaware
MC Insurance Agency Services, LLC	Delaware
TBG Insurance Services Corporation	Delaware
Mullin TBG Insurance Agency Services, LLC	Delaware
Mullin TBG Advisory Services, LLC	Delaware
Prudential Retirement Insurance and Annuity Company	Connecticut
Prudential Securities Group LLC	Delaware
Bache (Hong Kong) Holdings Limited	Hong Kong
Bache Commodities (Hong Kong) Limited	Hong Kong
Bache Overseas Funding Limited	UK
PB Financial Services, Inc.	Delaware
PBI Group Holdings Limited	UK
PBI Holdings Ltd.	UK
PBI (UK) Limited	UK
Bache Commodities Limited	UK
Dryden Financial Limited	UK
PFDS Holdings, LLC	Delaware
P-B Finance Ltd.	Cayman Islands
Prudential Bache Asset Management, Inc.	New Jersey

Prudential Bache Commodities, LLC	Delaware
Prudential Bache Securities, LLC	Delaware
Prudential Structured Settlement Company	Delaware
Rerun Assets LLC	Delaware
Residential Services Corporation of America	Delaware
Asset Disposition Trust, 1995-2	New Jersey
Residential Information Services, Inc.	Delaware
Securitized Asset Sales, Inc.	Delaware
The Prudential Home Mortgage Company, Inc.	New Jersey
PHMC Services Corporation	New Jersey
The Prudential Home Mortgage Securities Company Inc.	Delaware
SMP Holdings, Inc.	Delaware
SVIIT Holdings, Inc.	Delaware
SouthStreet Software, L.L.C.	Delaware
Strand Investments Limited	Cayman Island
The Prudential Assigned Settlement Services Corp.	New Jersey
The Prudential Brazilian Capital Fund LP	Cayman Island
Universal Prudential Arizona Reinsurance Company	Arizona
Washington Street Investments LLC	Delaware
Prudential IBH Holdco, Inc.	Delaware
PBT Home Equity Holdings, Inc.	Georgia
Prudential Bank & Trust, FSB	Connecticut
Prudential International Insurance Holdings, Ltd.	Delaware
Pramerica Life S.P.A	Italy
Pramerica Marketing S.r.l.	Italy
Pramerica Systems Ireland Limited	Ireland
Pramerica Zycie Towarzystwo Ubezpieczen I Reasekuracji Spolka Akcyjna	Poland
Prudential Life Insurance Company of Taiwan Inc.	Taiwan
Prudential Seguros, S.A.	Argentina
Pruservicos Participacoes, S.A.	Brazil
Prudential do Brasil Seguros de Vida S.A.	Brazil
The Prudential Life Insurance Company of Korea, Ltd.	Korea
The Prudential Life Insurance Company, Ltd.	Japan
Prudential International Insurance Services Company, L.L.C.	Delaware
Prudential Systems Japan, Limited (Prudential Japan Kabushiki Kaisha)	Japan
Rockstone Co., Ltd.	Japan
Prudential International Investments Corporation	Delaware
PGLH of Delaware, Inc.	Delaware
Prudential Financial Korea, Inc.	Korea
PMA:Finanz-ud Versicherungsmkler GmbH	Germany

pma Software + Systeme GmbH	Germany
pma Vermogensberatung GmbH	Germany
Prudential International Investment Cayman	Cayman
Pramerica Group Luxembourg Holding Company S.a r.l.	Luxembourg
Pramerica Financial Guaranty Assurance Company, S.A.	Luxembourg
PKHC #1, LLC	Delaware
Prudential Investment & Securities Co., Ltd	Korea
Prudential Asset Management Co., Ltd	Korea
PKHC #2, LLC	Delaware
Pramerica Financial Asia Limited	BVI
Pramerica Asia Fund Management Limited	Hong Kong
Prudential Consultoria , S. De R.L. de C.V.	Mexico
Prudential Grupo Financiero, S.A. de C.V.	Mexico
Prudential Apolo Servicos, S.A. de C.V.	Mexico
Prudential Bank, S.A. Institucion de Banca Multiple, Prudential Grupo Financiero	Mexico
Prudential Financial Operadora de Sociedades de Inversion S.A. de C.V., Prudential Grupo Financiero	Mexico
Prudential Seguros Mexico, S.A.	Mexico
Prudential Investment Management Japan Co., Ltd.	Japan
Prudential Mexico, LLC	Delaware
Prudential International Investments, LLC	New Jersey
Prudential International Investments Advisers, LLC	Delaware
Prudential Japan Holdings, LLC	Delaware
Kyoei Annuity Home Co. Ltd. (Kabushiki Kaisha Kyouei Nenkin Home)	Japan
Kyosei Leasing Co., Ltd. (Kyosei Lease Kabushiki Kaisha)	Japan
Prudential Holdings of Japan, Inc.	Japan
The Gibraltar Life Insurance Company Ltd.	Japan
Kyoei Brasil Companhia de Seguros	Japan
Kyoei Centro De Check Ups Medicos LTDA	Japan
Kyoei Do Brasil Empreendimentos Imobiliarios LTDA	Japan
Prudential Real Estate Management Co., Ltd. (Prudential Real Estate Management Yugen Kaisha)	Japan
Sanei Collection Service Co., Ltd. (Kabushi Kaisha San-ei Shuuno Service)	Japan
PG Insurance Service Co., Ltd. (PG Insurance Service Kabushiki Kaisha)	Japan
Prudential Gibraltar Agency Co., Ltd. (Prudential Gibraltar Agency Kabushiki Kaisha)	Japan
Satsuki Properties Co. Ltd. (Yugen Kaisha Satsuki Properties)	Japan
Prudential Management Canada Ltd.	Ontario
Prudential Real Estate and Relocation Services, Inc.	Delaware
Corporate America Realty, Inc.	New Jersey
PRICOA Consulting (Shanghai) Co., Ltd.	China
PRICOA Relocation Asia Pte. Ltd.	Singapore
PRICOA Relocation France SAS	Paris, France

PRICOA Relocation Holdings Limited	UK
Pricoa Relocation Management Limited	UK
Pricoa Relocation United Kingdom Limited	UK
PRICOA Relocation Hong Kong Limited	Hong Kong
Prudential Community Interaction Consulting, LLC	Delaware
Prudential Real Estate Affiliates of Canada Ltd.	Ontario, Canada
Prudential Real Estate Affiliates, Inc.	Delaware
Prudential Realty Holding Company, Inc.	Delaware
Prudential Referral Services, Inc.	Delaware
Prudential Relocation, Inc.	Colorado
Prudential Relocation Canada, Ltd.	Canada Federal, Canada
Prudential Relocation, Ltd.	Ontario
The Relocation Freight Corporation of America	California
Prudential Relocation, S. de R.L. de C.V.	Mexico
Prudential Residential Services, Inc.	Delaware
Prudential Texas Residential Services Corporation	Texas
The Prudential Real Estate Financial Services of America, Inc.	California
eRealty, Inc.	Texas
Prudential Real Estate Services Company, LLC	Texas
Prudential Retirement Financial Services Holding LLC	Delaware
Global Portfolio Strategies, Inc.	Connecticut
Prudential Retirement Brokerage Services, Inc.	Delaware
The PSI Programs LLC	Delaware
Vantage Casualty Insurance Company	Indiana